UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2015

Commission file number: 333-178786-01

GREENBACKER RENEWABLE ENERGY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

369 Lexington Avenue, Suite 312

New York, NY 10017

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Additional Assets acquired by the Green Maple Portfolio in Vermont and execution of loan agreements with the Vermont Economic Development Authority

On October 15, 2015, Greenbacker Renewable Energy Company LLC (the “Company”), through a wholly-owned subsidiary, announced that it has purchased the rights to construct two additional ground mount solar systems located on leased property in Proctor and Hartford, Vermont. In addition, four indirect, wholly owned subsidiaries of the company each entered into loan agreements with the Vermont Economic Development Authority (“VEDA”) to borrow a total of $3,152,200 collateralized by solar assets in various locations in Vermont.

A copy of the press release relating to the expansion of the company’s solar presence in Vermont is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated October 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2015	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated October 15, 2015